                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 16, 2000 relating to the financial statements and financial statement schedule of Edwards Lifesciences Corporation, which appears in the Edwards Lifesciences Corporation Form 10 dated March 21, 2000.


Pricewaterhouse Coopers LLP

Chicago, Illinois
March 20, 2000